Income Tax	12 Months Ended
Jun. 30, 2018
Income Tax Disclosure [Abstract]
Income Tax
19.	Income Tax

The deferred tax asset as of June 30, 2018 and 2017 consisted of the following:

	2018	2017
Net Operating Loss Carryforwards	$11,849,081	$9,711,559
Less Valuation Allowance	(11,849,081)	(9,711,559)
	$—	$—

Management provided a deferred tax asset valuation allowance equal to the potential benefit due to the Company’s loss. When the Company demonstrates the ability to generate taxable income, management will re-evaluate the allowance.

As of June 30, 2018, the Company has net operating loss carryforward of $34,859,799 which is available to offset future taxable income that expires by year 2034.

Reconciliation between the provision for income taxes and the expected tax benefit using the federal statutory rate of 34% for 2018 and 2017 is as follows:

	2018	2017
Income tax benefit at federal statutory rate	(34)%	(34)%
Increase in valuation allowance	34%	34%
Income tax expense	—	—